Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 725,895,000
Previously Paid Amount	(0)
Total Fee Amount	111,134.53
Total Offset Amount	(0)
Net Fee	$ 111,134.53